OPPENHEIMER MAIN STREET SMALL CAP FUND

                      CERTIFIED RESOLUTIONS OF THE BOARD

                                June 22, 1999


At a meeting of the Board for the above referenced fund (the "Fund") held on June 22, 1999, the members thereof by unanimous vote of those present adopted and approved the following resolutions:

      "RESOLVED, that Andrew J. Donohue or Robert G. Zack, and each of them, be, and the same hereby is, appointed the attorney-in-fact and agent of Bridget A. Macaskill, as President of the Fund (Principal Executive Officer), and Brian W. Wixted, as Treasurer of the Fund (Principal Financial and Accounting Officer), with full power of substitution and resubstitution, to sign on the behalf of such officers of the Fund any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

      RESOLVED, that Andrew J. Donohue or Robert G. Zack, and each of them, hereby is authorized, empowered and directed, in the name and on behalf of the Fund, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments of such documents and instruments to be conclusively evidenced thereby."

In witness whereof, the undersigned has hereunto set his hand this 22nd day of June, 1999.

                               /s/ Robert G. Zack


                                    Robert G. Zack, Assistant Secretary















Powers\847-Poas-99.doc


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Chairman and Trustee of Oppenheimer Main Street Small Cap Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of June, 1999.


/s/ Robert G. Avis

Robert G. Avis

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Main Street Small Cap Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of June, 1999.





/s/ William A. Baker

William A. Baker

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Main Street Small Cap Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of June, 1999.




/s/ George C. Bowen

George C. Bowen

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as President and Trustee of Oppenheimer Main Street Small Cap Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of June, 1999.


/s/ Bridget a. Macaskill

Bridget A. Macaskill

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Main Street Small Cap Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of June, 1999.



/s/ Charles Conrad, Jr.

Charles Conrad, Jr.

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Main Street Small Cap Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of June, 1999.



/s/ Jon S. Fossel

Jon S. Fossel

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Main Street Small Cap Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of June, 1999.




/s/ Sam Freedman

Sam Freedman

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Main Street Small Cap Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of June, 1999.




/s/ Raymond J. Kalinowski

Raymond J. Kalinowski

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Chairman of the Board of Trustees and Principal Executive Officer of Oppenheimer Main Street
Small Cap Fund, a  Massachusetts  business  trust (the  "Fund"),  to sign on his
(her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of June, 1999.



/s/ James C. Swain

James C. Swain

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Main Street Small Cap Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of June, 1999.



/s/ C. Howard Kast

C. Howard Kast

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Main Street Small Cap Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of June, 1999.




/s/ Robert M. Kirchner

Robert M. Kirchner

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Trustee of Oppenheimer Main Street Small Cap Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of June, 1999.



/s/ Ned M. Steel

Ned M. Steel

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as Treasurer (Principal Financial and Accounting Officer) of Oppenheimer Main Street Small Cap Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 22nd day of June, 1999.




/s/ Brian W. Wixted

Brian W. Wixted